UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 30, 2010


                          AMERICAN PARAMOUNT GOLD CORP.
             (Exact name of registrant as specified in its charter)


          Nevada                      333-138148                 20-5243308
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

50 West Liberty Street, Suite 880, Reno Nevada                    89501
   (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (877) 359-5771

                                      N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE

On July 30, 2010 our directors approved the adoption of the 2010 Stock Option Plan which permits our company to issue up to 6,500,000 shares of our common stock to directors, officers, employees and consultants of our company upon the exercise of stock options granted under the 2010 Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1   2010 Stock Option Plan

10.2   Form of Stock Option Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PARAMOUNT GOLD CORP.


/s/ Wayne Parsons
-----------------------------
Wayne Parsons
President and Director

Date: August 24 2010

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